                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: FEBRUARY YEAR: 2002

              MONTH                     7/16/01-8/31/01     9/30/01    10/31/01     11/30/01   12/31/01     1/31/02      2/28/02
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                          $  4,472,168   $ 1,311,018  $1,891,936  $1,569,117  $1,466,000  $ 1,578,891   $1,141,971
INCOME BEFORE INT. DEPREC./TAX (MOR-6)    $   (209,403)  $  (228,529) $ (309,258) $ (277,643) $  (13,259) $  (339,192)  $ (604,191)
NET INCOME (LOSS) (MOR-6)                 $ (1,202,563)  $  (891,256) $ (971,769) $ (939,694) $ (675,264) $(1,001,244)  $1,266,289
PAYMENTS TO INSIDERS (MOR-9)              $         --   $        --  $       --  $       --  $       --  $        --   $       --
PAYMENTS TO PROFESSIONALS (MOR-9)         $         --   $        --  $       --  $       --  $       --  $        --   $       --
TOTAL DISBURSEMENTS (MOR-7)               $  6,063,610   $ 4,412,856  $3,673,189  $3,090,908  $2,756,941  $ 3,117,506   $2,773,236

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         3/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 15
                                                                         3/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                   AMOUNT       ORDER(1)
STERLING FIBERS, INC. CASE #01-37808-H4-11

Santa Rosa County Tax Collector                        $143,488.25
                                                       -----------
TOTAL                                                  $143,488.25
                                                       ===========

(1) ALL PREPETITION PAYMENTS MADE IN FEBRUARY WERE PURSUANT TO COURT APPROVAL OF THESE PAYMENTS

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED FEBRUARY 28, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $     987              $       -                 $     166
        Trade accounts receivable, net              -                   42,552                     66                     2,667
        Other Receivables                           -                      352                      -                     2,549
        Due from affiliates                     1,089                   23,083                 11,987                         -
        Inventories                                 -                   26,269                      -                     8,806
        Prepaid expenses                           33                    3,401                      -                       134
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,293                   96,644                 12,053                    14,322

Property, plant and equipment, net                  -                  123,845                  3,011                     6,073
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  6,208                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,231                      -                     1,306
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,218                $ 351,955              $  21,272                 $  21,701
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  137,475                    754                     6,053
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   31,877                      -                     8,006
        Unsecured debt                        186,538                  278,605                  1,110                    70,121
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (985)                 (55,953)                 4,074                    (5,474)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,617)                (506,793)                19,408                  (135,529)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,617)                (509,330)                19,408                  (135,529)

TOTAL LIABILITIES AND EQUITY                $  37,218                $ 351,955              $  21,272                 $  21,701
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       -             $       -                 $       -
        Trade accounts receivable, net             -                     2,285                   924                     4,883
        Other Receivables                          -                     4,379                     -                         -
        Due from affiliates                    3,051                    53,211                   982                     7,785
        Inventories                                -                         -                   308                     1,490
        Prepaid expenses                        (283)                        -                     -                        86
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,768                    59,876                 2,214                    14,244

Property, plant and equipment, net                 -                         -                     -                    42,751
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   296,023                 1,804                         -
Other assets                                   2,639                     4,771                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,407                 $ 360,669             $   4,018                 $  56,995
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 50                    25,493                 1,603                     3,073
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          511                     9,395                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,232                     1,803
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (425)                      775                  (570)                      685
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 354                    (6,423)                2,785                    (8,421)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       354                    (6,423)                2,785                    (8,421)

TOTAL LIABILITIES AND EQUITY                $  5,407                 $ 360,669             $   4,018                 $  56,995
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,324
        Trade accounts receivable, net              -                 53,377
        Other Receivables                           -                  7,280
        Due from affiliates                  (100,962)                   226
        Inventories                                 -                 36,873
        Prepaid expenses                            -                  3,371
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (100,962)               102,451

Property, plant and equipment, net                  -                175,680
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,708
Investments in Subs                          (382,169)                45,453
Other assets                                       (1)                44,811
                                            --------------------------------

TOTAL ASSETS                                $(483,132)             $ 376,103
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (40,635)               133,326
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (8,517)                41,272
        Unsecured debt                       (131,340)               733,439
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,746)              (546,057)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (57,873)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,747)              (851,983)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,747)              (854,520)

TOTAL LIABILITIES AND EQUITY                $(483,132)             $ 376,103
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       -----------------------------------------------------------------------------------------
                                        8/31/2001(1)   9/30/01    10/31/01    11/30/01    12/31/01       1/31/02      2/28/02
                                      ------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $  3,026   $    3,514   $   5,878   $   5,656   $   2,614    $   5,479        5,821
ROYALTY AND REVENUE PAYABLE                    --           --          --          --          --           --
NOTES PAYABLE - INSURANCE                      --           --          --          --          --           --
TAX PAYABLE:                                                --                                  --           --
    Federal Payroll Taxes                       5            5          --          --          26           --
    State Payroll & Sales                      13            1          (1)         (2)         (3)          (3)          --
    Ad Valorem Taxes                           --           --          --          --          --           --
    Other Taxes                               389           62          87         112         137          162          232
TOTAL TAXES PAYABLE                      $    407    $      68   $      86   $     110   $     161    $     159     $    232
SECURED DEBT POST-PETITION                     --           --          --          --          --           --
ACCRUED INTEREST PAYABLE                       --           --          --          --          --           --
*ACCRUED PROFESSIONAL FEES:                    --           --          --          --          --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs         --           --          --          --          --           --
  2.  Lease Operating Expenses/Capital         --           --          --          --          --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $  3,433    $   3,582   $   5,964   $   5,766   $   2,775    $   5,638     $  6,053
================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      FEBRUARY 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 84,203   $  73,702     $      --   $       364   $    4,872   $        5,265

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 84,203   $  73,702     $      --   $       364   $    4,872    $       5,265
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 37,252    $ 37,252     $     --   $     --   $     --   $     --

        31-60         3,579       3,579           --         --         --         --

        61-90           583         583           --         --         --         --

        91 +         23,787      23,787           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 65,201    $ 65,201     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING FEBRUARY 28, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       20,096,849    $         (262,068)   $        1,141,971
TOTAL COST OF REVENUES                                         --            20,284,408              (262,068)            1,592,669
GROSS PROFIT                                   $               --    $         (187,559)   $               --    $         (450,698)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              957    $          797,803    $               --    $          153,493
  Insiders Compensation                                        --               116,429                    --                    --
  Professional Fees                                            --             1,604,053                    --                    --
  Other (Earnings in Joint Venture)                            --                43,425               (43,425)                   --

TOTAL OPERATING EXPENSE                        $              957    $        2,561,710    $          (43,425)   $          153,493
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (957)   $       (2,749,269)   $           43,425    $         (604,191)
INTEREST EXPENSE (includes amort of debt fees)               (182)            2,251,760                    --               614,434
DEPRECIATION                                                   --             1,871,660                    --                47,664
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (182)   $        4,123,420    $               --    $          662,098
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (775)   $       (6,872,689)   $           43,425    $       (1,266,289)
INCOME TAXES                                                   --                    --                 5,405                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (775)   $       (6,872,689)   $           38,020    $       (1,266,289)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266   $          239,252
TOTAL COST OF REVENUES                                          --                57,846              363,178
GROSS PROFIT                                    $           83,333    $        1,001,420   $         (123,926)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            1,445    $          220,286   $          (64,900)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            1,445    $          220,286   $          (64,900)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           81,888    $          781,134   $          (59,026)
INTEREST EXPENSE (includes amort of debt fees)              37,665               214,647                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          700,442   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           21,223    $           80,692   $          (59,026)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           21,223    $           80,692   $          (59,026)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,227,039   $         (83,333)    $      25,502,309
TOTAL COST OF REVENUES                                       2,083,502             (83,333)           24,036,202
GROSS PROFIT                                        $        1,143,537   $              --     $       1,466,107
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          570,455   $        (504,778)            1,174,761
  Insiders Compensation                                             --                  --               116,429
  Professional Fees                                                 --                  --             1,604,053
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          570,455   $        (504,778)    $       2,895,243
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          573,082   $         504,778            (1,429,136)
INTEREST EXPENSE (includes amort of debt fees)                      --             504,778             3,623,102
DEPRECIATION                                                   327,097                  --             2,755,216
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          327,097   $         504,778     $       6,378,318
=================================================================================================================
NET INCOME BEFORE TAXES                             $          245,985   $              --     $      (7,807,454)
INCOME TAXES                                                        --                  --                 5,405
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          245,985   $              --     $      (7,812,859)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                                    8/31/2001(1)       Sep-01       Oct-01        Nov-01      Dec-01       Jan-02
-----------------                                ------------    ------------  ----------    ----------  ----------   ----------
1.  CASH-BEGINNING OF MONTH                      $    714,483    $    361,051  $  295,511    $  297,869  $  213,923   $  412,443
                                                 ------------    ------------  ----------    ----------- ----------   ----------

RECEIPTS:
2.  CASH SALES                                   $         --    $         --  $       --    $       --          --           --
3.  COLLECTION OF ACCOUNTS RECEIVABLE               4,481,633       2,962,072   1,914,342     1,695,639  $1,489,298   $1,582,440
4.  LOANS & ADVANCES (attach list)                         --              --          --                        --
5.  SALE OF ASSETS                                         --              --          --                        --
6.  OTHER (attach list)                             1,228,545       1,385,244   1,761,204     1,311,323   1,466,164    1,246,396
TOTAL RECEIPTS                                   $  5,710,178    $  4,347,316  $3,675,546    $3,006,962  $2,955,462   $2,828,836
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                         N/A             N/A         N/A           N/A         N/A          N/A
DISBURSEMENTS:
7.  NET PAYROLL                                  $    319,807    $    156,419  $  165,492    $  297,757  $  146,889   $  211,662
8.  PAYROLL TAXES PAID                                142,508          64,049      68,457        58,459      89,708       81,238
9.  SALES, USE & OTHER TAXES PAID                          --              --       2,686         2,786          21          802
10. SECURED/RENTAL/LEASES                                  --           4,000          --           486          --
11. UTILITIES                                         122,540              --     236,879       279,750     260,897      242,028
12. INSURANCE                                              --         280,148          --            --          --$1,582,440
13. INVENTORY PURCHASES                                47,098         162,287     257,863        83,785     146,466       61,262
14. VEHICLE EXPENSES                                       --              --          --            --          --
15. TRAVEL & ENTERTAINMENT                                208          14,891       9,766        10,869         861          546
16. REPAIRS, MAINTENANCE & SUPPLIES                    26,090          58,632      78,051        78,837      49,567       84,536
17. ADMINISTRATIVE & SELLING                               --           5,339          --         2,747       1,950
18. OTHER (attach list)                             5,405,358       3,667,091   2,853,995     2,275,432   2,060,583    2,435,431
TOTAL DISBURSEMENTS FROM OPERATIONS              $  6,063,610    $  4,412,856  $3,673,189    $3,090,908  $2,756,941   $3,117,506
19. PROFESSIONAL FEES                            $         --    $         --  $       --    $       --  $       --   $       --
20. U.S. TRUSTEE FEES                                      --              --          --            --          --           --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                                          --              --          --            --          --           --
TOTAL DISBURSEMENTS                              $  6,063,610    $  4,412,856  $3,673,189    $3,090,908  $2,756,941   $3,117,506
22. NET CASH FLOW                                $   (353,432)   $    (65,540) $    2,357    $  (83,946) $  198,521   $ (288,670)
23. CASH - END OF MONTH (MOR-2)                  $    361,051    $    295,511  $  297,869    $  213,923  $  412,444   $  123,772


   CASH RECEIPTS AND                                          FILING TO
   DISBURSEMENTS                                Feb-02          DATE
   -----------------                          ----------    ------------
   1.  CASH-BEGINNING OF MONTH                $  123,772    $    714,483
                                              ----------    ------------
   RECEIPTS:
   2.  CASH SALES                             $       --    $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE       1,349,186      15,474,609
   4.  LOANS & ADVANCES (attach list)                 --              --
   5.  SALE OF ASSETS                                 --              --
   6.  OTHER (attach list)                     1,465,834       9,864,711
   TOTAL RECEIPTS                             $2,815,019    $ 25,339,319
   (Withdrawal)Contribution by Individual
        Debtor MFR-2*                                N/A             N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                            $  142,024    $  1,440,049
   8.  PAYROLL TAXES PAID                         61,762         566,181
   9.  SALES, USE & OTHER TAXES PAID                 567           6,862
   10. SECURED/RENTAL/LEASES                          --           4,486
   11. UTILITIES                                 192,360       1,334,455
   12. INSURANCE                                      --         280,148
   13. INVENTORY PURCHASES                       151,616         910,376
   14. VEHICLE EXPENSES                               --              --
   15. TRAVEL & ENTERTAINMENT                      6,593          43,735
   16. REPAIRS, MAINTENANCE & SUPPLIES            55,567         431,280
   17. ADMINISTRATIVE & SELLING                       --          10,036
   18. OTHER (attach list)                     2,162,748      20,860,638
   TOTAL DISBURSEMENTS FROM OPERATIONS        $2,773,236    $ 25,888,246
   19. PROFESSIONAL FEES                      $       --    $         --
   20. U.S. TRUSTEE FEES                              --              --
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                  --              --
   TOTAL DISBURSEMENTS                        $2,773,236    $ 25,888,246
   22. NET CASH FLOW                          $   41,783    $   (548,926)
   23. CASH - END OF MONTH (MOR-2)            $  165,556    $    165,557


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND                             8/31/2001 (1)      Sep-01          Oct-01       Nov-01         Dec-01
   DISBURSEMENTS:
   -----------------------                            -------------    -------------    ----------     ------         ------
6.  OTHER RECEIPTS:
       Interest Income                                $         545    $          --    $       --                        --
       401(k) Plan Refund                                        --               --            --                        --
       Cobra Insurance Payment                                6,083            3,806         7,928         5,259       3,764
       Miscellaneous                                         80,917           42,438         1,276        12,065          --
       Royalty Owners Trust Account                              --               --            --                        --
       Emission Credits                                          --               --            --                        --
       Intercompany Transfers                               871,000        1,139,000     1,512,000     1,294,000   1,462,400
       Account Transfers                                    270,000          200,000       240,000                        --


   TOTAL OTHER RECEIPTS                               $   1,228,545    $   1,385,244    $1,761,204    $1,311,323  $1,466,164
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                        $          --    $          --    $       --                        --
       Workover Expense                                          --               --            --                        --
       Capital Expenditures                                  13,000            4,812            --                        --
       Revenue & Royalties                                       --               --            --        10,150          --
       Interest Payment                                          --               --            --                        --
       Employee Benefits                                     55,027           27,405        27,144        13,438      26,485
       Severance tax                                             --               --            --                        --
       Pre-petition checks voided in current period          (3,215)          (2,000)           --                        --
       Insiders                                                  --               --            --                        --
       Restricted Cash Transactions                              --               --            --                        --
       Contract Services                                    473,664          431,305       468,686       481,869     367,969
       Licenses / Fees / Permits                              1,439               --        19,878            89          --
       Freight                                               87,551          101,650        87,536       100,851      59,460
       Account Transfers                                    270,000          200,000       240,000                        --
       Outstanding checks to Balance to G/L                (183,381)        (150,611)       72,328       (59,844)    168,807
       CIT Revolver Payments                              4,691,274        3,054,530     1,938,423     1,728,878   1,437,861
   TOTAL OTHER DISBURSEMENTS                          $   5,405,358    $   3,667,091    $2,853,995    $2,275,432  $2,060,583

   OTHER CASH RECEIPTS AND                              Jan-02      Feb-02          FILING TO
   DISBURSEMENTS:                                                                    DATE
   -----------------------                            ----------   ----------     -----------
6.  OTHER RECEIPTS:
       Interest Income                                        --                  $       545
       401(k) Plan Refund                                     --                           --
       Cobra Insurance Payment                                --        4,834          31,674
       Miscellaneous                                      32,396                      169,092
       Royalty Owners Trust Account                                                        --
       Emission Credits                                                                    --
       Intercompany Transfers                          1,214,000    1,461,000       8,953,400
       Account Transfers                                                              710,000


   TOTAL OTHER RECEIPTS                               $1,246,396   $1,465,834     $ 9,864,711
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                             --     $        --
       Workover Expense                                                    --              --
       Capital Expenditures                                                --          17,812
       Revenue & Royalties                                                 --          10,150
       Interest Payment                                                    --              --
       Employee Benefits                                  27,352       27,296         204,147
       Severance tax                                                       --              --
       Pre-petition checks voided in current period                        --          (5,215)
       Insiders                                                            --              --
       Restricted Cash Transactions                                        --              --
       Contract Services                                 464,117      463,768       2,687,610
       Licenses / Fees / Permits                          14,645        2,190          36,051
       Freight                                            73,970       56,410         511,018
       Account Transfers                                 393,386      200,000       1,103,386
       Outstanding checks to Balance to G/L             (160,665)     104,132        (313,366)
       CIT Revolver Payments                           1,622,626    1,308,951      14,473,592
   TOTAL OTHER DISBURSEMENTS                          $2,435,431   $2,162,748     $18,725,186


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
FEBRUARY 2002

   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $    100.00      $      492.92       $ 54,248.01       $       0.00
   RECEIPTS:
   2.  CASH SALES                                         $      0.00      $        0.00       $      0.00       $
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   164,073.26
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                       0.00       1,261,000.00        200,000.00               0.00
   TOTAL RECEIPTS                                         $164,073.26      $1,261,000.00       $200,000.00       $       0.00
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $           0       $142,024.17       $       0.00
   8.  PAYROLL TAXES PAID                                                                        61,761.52
   9.  SALES, USE & OTHER TAXES PAID                                              566.75
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                              192,360.16
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    151,616.05
   14. VEHICLE EXPENSES                                                             0.00
   15. TRAVEL & ENTERTAINMENT                                                   6,592.76
   16. REPAIRS, MAINTENANCE & SUPPLIES                                         55,566.71
   17. ADMINISTRATIVE & SELLING
   18. OTHER (attach list)                                 163,266.86         853,796.49              0.00               0.00
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $163,266.86      $1,260,498.92       $203,785.69       $       0.00
   19. PROFESSIONAL FEES                                  $      0.00      $        0.00       $      0.00       $       0.00
   20. U.S. TRUSTEE FEES                                         0.00               0.00              0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)               0.00               0.00              0.00               0.00
   TOTAL DISBURSEMENTS                                    $163,266.86      $1,260,498.92       $203,785.69       $       0.00
   22. NET CASH FLOW                                      $    806.40      $      501.08       $- 3,785.69       $       0.00
   23. CASH - END OF MONTH (MOR-2)                        $    906.40      $      994.00       $ 50,462.32       $       0.00

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $   18,931.47     $ 50,000.00      $  123,772.40
   RECEIPTS:
   2.  CASH SALES                                         $        0.00     $      0.00               0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   1,185,112.30                      $1,349,185.56
   4.  LOANS & ADVANCES (attach list)                                                                 0.00
   5.  SALE OF ASSETS                                                                                 0.00
   6.  OTHER (attach list)                                     4,833.82            0.00       1,465,833.82
   TOTAL RECEIPTS                                         $1,189,946.12     $      0.00      $2,815,019.38
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $        0.00     $         0      $  142,024.17
   8.  PAYROLL TAXES PAID                                                                        61,761.52
   9.  SALES, USE & OTHER TAXES PAID                                                                566.75
   10. SECURED/RENTAL/LEASES                                                                          0.00
   11. UTILITIES                                                                                192,360.16
   12. INSURANCE                                                                                      0.00
   13. INVENTORY PURCHASES                                                                      151,616.05
   14. VEHICLE EXPENSES                                                                               0.00
   15. TRAVEL & ENTERTAINMENT                                                                     6,592.76
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                           55,566.71
   17. ADMINISTRATIVE & SELLING                                                                       0.00
   18. OTHER (attach list)                                 1,145,684.52            0.00       2,162,747.87
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $1,145,684.52     $      0.00      $2,773,235.99
   19. PROFESSIONAL FEES                                  $        0.00     $      0.00      $        0.00
   20. U.S. TRUSTEE FEES                                           0.00            0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)                 0.00            0.00               0.00
   TOTAL DISBURSEMENTS                                    $1,145,684.52     $      0.00      $2,773,235.99
   22. NET CASH FLOW                                      $   44,261.60     $      0.00      $   41,783.39
   23. CASH - END OF MONTH (MOR-2)                        $   63,193.07     $ 50,000.00      $  165,555.79

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

February 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                          1,261,000.00        200,000.00
       Account Transfers


   TOTAL OTHER RECEIPTS                               $      0.00     $1,261,000.00    $   200,000.00   $         0.00
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                  27,296.03
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                                 463,768.41
       Licenses / Fees / Permits                                           2,190.00
       Freight                                                            56,409.89
       Account Transfers                                                 200,000.00
       Outstanding checks to Balance to G/L                              104,132.16
       CIT Revolver Payments                           163,266.86
   TOTAL OTHER DISBURSEMENTS                          $163,266.86       $853,796.49    $      0.00      $         0.00

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                            $        0.00
       401(k) Plan Refund                                                                                  0.00
       Cobra Insurance Payment                              4,833.82                                   4,833.82
       Miscellaneous                                                                                       0.00
       Royalty Owners Trust Account                                                                        0.00
       Emission Credits                                                                                    0.00
       Intercompany Transfers                                                                      1,461,000.00
       Account Transfers                                                                                   0.00
                                                                                                           0.00
                                                                                                           0.00
   TOTAL OTHER RECEIPTS                                   $ 4,833.82        $       0.00          $1,465.833.82
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $        0.00
       Workover Expense                                                                                    0.00
       Capital Expenditures                                                                                0.00
       Revenue & Royalties                                                                                 0.00
       Interest Payment                                                                                    0.00
       Employee Benefits                                                                              27,296.03
       Severance tax                                                                                       0.00
       Pre-petition checks voided in current period                                                        0.00
       Insiders                                                                                            0.00
       Restricted Cash Transactions                                                                        0.00
       Contract Services                                                                             463,768.41
       Licenses / Fees / Permits                                                                       2,190.00
       Freight                                                                                        56,409.89
       Account Transfers                                                                             200,000.00
       Outstanding checks to Balance to G/L                                                          104,132.16
       CIT Revolver Payments                              $1,145,684.52                            1,308,951.38
TOTAL OTHER DISBURSEMENTS                                 $1,145,684.52     $       0.00          $2,162,747.87


MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF FEBRUARY 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------               ---------------   ----------    ----------------    --------------  ---------------   ---------------
BANK BALANCE                 $          994   $    63,193    $       50,000    $       50,462     $          906    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE        $          994   $    63,193    $       50,000    $       50,462     $          906    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS   $          493   $    18,931    $       50,000    $       54,248     $          100    $          --
RECEIPTS                                        1,189,946                --                              164,073
TRANSFERS BETWEEN ACCOUNTS        1,061,000                              --           200,000
(WITHDRAWAL)CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,060,499)   (1,145,685)                           (203,786)          (163,267)
ENDING CASH - PER BOOKS      $          994   $    63,193    $       50,000    $       50,462     $          906    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $   165,556
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $   165,556
===========================================
BEGINNING CASH - PER BOOKS      $   123,772
RECEIPTS                          1,354,019
TRANSFERS BETWEEN ACCOUNTS        1,261,000
(WITHDRAWAL)CONTRIBUTION-                --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (2,573,236)
ENDING CASH - PER BOOKS         $   165,555
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                           FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    8/31/2001 (1)  Sep-2001     Oct-2001   Nov-2001   Dec-2001   Jan-2002   Feb-2002    DATE
-------------------------------------    -------------  --------     --------   --------   --------   --------   --------  ---------

1.                                         $     --     $     --     $     --   $     --   $     --   $     --   $     --   $     --
2.                                               --           --           --         --         --         --         --         --
3.                                               --           --           --         --         --         --         --         --
4.                                               --           --           --         --         --         --         --         --
5.                                               --           --           --         --         --         --         --         --
6.                                               --           --           --         --         --         --         --         --
7.                                               --           --           --         --         --         --         --         --
8.                                               --           --           --         --         --         --         --         --
9.                                               --           --           --         --         --         --         --         --


TOTAL INSIDERS (MOR-1)                     $     --     $     --     $     --   $     --   $     --   $     --   $     --   $     --

         PROFESSIONALS                                                                                                     FILING TO
        NAME/ORDER DATE             8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002               DATE
        ---------------             -------------  --------     --------     --------     --------     --------            ---------

1.                                    $     --     $     --     $     --     $     --     $     --     $     --            $     --
2.                                          --           --           --           --           --           --                  --
3.                                          --           --           --           --           --           --                  --
4.                                          --           --           --           --           --           --                  --
5.                                          --           --           --           --           --           --                  --
6.                                          --           --           --           --           --           --                  --
TOTAL PROFESSIONALS (MOR-1)           $     --     $     --     $     --     $     --     $     --     $     --            $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9